Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Mobivity Holdings Corp., a Nevada corporation (the “Company”), for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Dennis Becker, Chief Executive Officer of the Company, and Lisa Brennan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April 16, 2024

/s/ Thomas B. AKin
Thomas B. Akin Chairman of the Board of Directors (Principal Executive Officer)

/s/ Skye Fossey-Tomaske
Skye Fossey-Tomaske Interim Chief Financial Officer (Principal Financial and Accounting Officer)